Resolution of Board of Directors
                          Senior Care Industries, Inc.
                                 October 6, 2000


         At a special meeting of the Board of Directors of Senior Care Industries, Inc. duly noticed, at which the following members of the Board of Directors were present and constituting a quorum:

Stephen Reeder
Martin Richelli
Richard Hart
Bob Coberly
Denzel Harvey
Scott Brake

the following Resolution was adopted by unanimous vote of those present:

         BE IT RESOLVED that the following shares be issued under the terms of the 2000 Stock Option Plan which became effective on January 31, 2000 and that those shares be issued for the option price of $.10 per share, said payment to be paid into the treasury of the Company upon the exercise of the option hereby granted:

Richard Hart               55,000
Martin Richelli            55,000
Denzel Harvey              55,000
David Tsai                 55,000
Stephen Reeder             115,000
Bob Coberly                55,000
John Cruickshank           55,000
Scott Brake                55,000
Al Harvey                  55,000
Bob Eschwege               55,000

and that the Company shall bear the expense of registering the said shares by the filing of an S-8 Registration Statement and Prospectus.

Dated: October 6, 2000


/S/ Stephen Reeder
-----------------------------------
Stephen Reeder
Director

Dated: October 6, 2000

/s/ Richard Hart
-----------------------------------
Richard Hart
Director

Dated: October 6, 2000

/S/ Bob Coberly
-----------------------------------
Bob Coberly
Director

Dated: October 6, 2000

/S/ Scott Brake
-----------------------------------
Scott Brake
Director

Dated: October 6, 2000

/S/ Martin Richelli
-----------------------------------
Martin Richelli
Director

Dated: October 6, 2000

/S/ Denzel Harvey
-----------------------------------
Denzel Harvey
Director